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_______________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               _________________

                                    FORM 8-K
                               _________________

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


               Date of Earliest Event Reported:September 17, 1997


                         ENVIRONMENTAL SAFEGUARDS, INC.
             (Exact name of registrant as specified in its charter)


              Nevada                                 000-21953                         87-0429198
  (State or other jurisdiction                 (Commission File Number)               (IRS Employer
of incorporation or organization)                                                  Identification No.)

                        2600 South Loop West, Suite 445
                              Houston, Texas 77054
          (Address of principal executive offices, including zip code)

                                 (713) 641-3838
              (Registrant's telephone number, including area code)





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Item 4.          Changes in Registrant's Certifying Accountant

         (a) On September 17, 1997, Environmental Safeguards, Inc. (the "Company") dismissed Ham, Langston & Brezina L.L.P. ("Ham, Langston & Brezina") as the Company's independent accountants. The Company has engaged Ernst & Young LLP ("Ernst & Young") as its new independent accountants effective immediately. The decision to change the Company's independent accountants was recommended and approved by the Company's Board of Directors.

         (b) Ham, Langston & Brezina's reports on the Company's consolidated financial statements for the two fiscal years ended December, 31, 1995 and 1996, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

         (c) During the Company's two fiscal years ended December, 31, 1996 and the subsequent interim period preceding the decision to change independent accountants, there were no disagreements with Ham, Langston & Brezina on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ham, Langston & Brezina , would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.

         (d) During the Company's two fiscal years ended December 31, 1996 and the subsequent interim period preceding the decision to change independent accountants, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to
                 Section 229.304(a)(1)(v) of Regulation S-K. As used herein, the term "reportable event" means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Section 304 of Regulation S-K.

         (e) Effective September 17, 1997, the Company engaged Ernst & Young as its independent accountants. During the two fiscal years ended December, 31, 1996 and the subsequent interim period preceding the decision to change independent accountants, neither the Company nor anyone on its behalf consulted Ernst & Young regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Ernst & Young provided to the Company a written report or oral advice regarding such principles or audit opinion.

         (f) The Company has requested that Ham, Langston & Brezina furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Ham, Langston & Brezina dated September 18, 1997 is filed as Exhibit 1 to this Form 8-K.





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Item 7.          Financial Statements and Exhibits

        (c)      Exhibits.

                 1. Letter from Ham, Langston & Brezina L.L.P. pursuant to Item 304(a)(3) of Regulation S-K.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ENVIRONMENTAL SAFEGUARDS, INC.


Date: September 18,  1997               By: /s/ James S. Percell
                                           ----------------------------
                                            James S. Percell, President





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                                EXHIBIT INDEX


                 1. Letter from Ham, Langston & Brezina L.L.P. pursuant to Item 304(a)(3) of Regulation S-K.